SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2002

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following document is filed as an exhibit to this report on Form 8-K:

	99.1	Spartan Motors, Inc. Press Release dated April 8, 2002.

Item 9.	Regulation FD Disclosure.

          On April 8, 2002, Spartan Motors, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K. This report and the exhibit are furnished, not filed.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2002	SPARTAN MOTORS, INC. By /s/John E. Sztykiel
John E. Sztykiel President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated April 8, 2002.